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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2005

                                ABLE ENERGY, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)


          Delaware                  001-15035               22-3520840
----------------------------     ---------------     ----------------------
(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


                 198 Greenpond Road, Rockaway, New Jersey 07866
                 ----------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (973) 625-1012

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 5       CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective as of February 28, 2005, Alan E. Richards was appointed to our board of directors. Mr. Richards has served as the President of Sorrento Enterprises Incorporated, a forensic accounting firm, from its inception in 1979 to the present. Mr. Richards brings a diverse background and 25 plus years experience in financial services, including work with government agencies such as the United States Internal Revenue Service. Mr. Richards is a graduate of Iona College with a BBA in Finance.

     In addition, effective as of February 28, 2005, Stephen Chalk was appointed to our board of directors. From 1981 to the present, Mr. Chalk has served as the President of the Pilgrim Corporation, where he has obtained a strong background in financial management, as well as over 25 years of hotel, resort, restaurant, and real estate development experience. Mr. Chalk is a graduate of Philadelphia University with a BS in Engineering and Design.

     With the departure of James Purcaro and Timothy Harrington, each of whom resigned as our directors on February 24, 2005, and the appointment of the Messrs. Richards and Chalk, the board of directors remains at five members.

Appointment to Committees of the Board of Directors

     Messrs. Richards and Chalk were not appointed to any committee of the board of directors. However, Messrs. Richards and Chalk may be appointed to committees of the board of directors in the future at the option of the board.


SECTION 8       OTHER EVENTS

ITEM 8.01       OTHER EVENTS

     On March 4, 2005, we issued a press release announcing our potential acquisition of All American Plazas, Inc., a privately held company headquartered in Myerstown, Pennsylvania, which owns and operates interstate travel plazas in four Northeastern States of the United States. As of the date hereof, we have not entered into any acquisition or other agreement formalizing the potential acquisition. Said press release also announces the appointment of Messrs. Richards and Chalk to the board of directors. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


SECTION 9       FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (C)  EXHIBITS.


EXHIBIT
NUMBER                                 DESCRIPTION
--------------------------------------------------------------------------------
99.1           Press Release of Able Energy, Inc., dated March 4, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABLE ENERGY, INC.


Date: March 4, 2005                     /s/ Christopher Westad
                                        ----------------------------------------
                                        Christopher Westad
                                        President and Chief Financial Officer